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                                                                   EXHIBIT 10(e)


                              UNITED RENTALS, INC.

                             SUBSCRIPTION AGREEMENT


United Rentals, Inc.
Four Greenwich Office Park
Greenwich, Connecticut  06830

Gentlemen:

  1. SUBSCRIPTION

     (a) The undersigned hereby subscribes for and agrees to purchase shares of Common Stock, par value $0.01 per share (the "Shares"), of United Rentals, Inc. (the "Company"), a Delaware corporation, for a purchase price of $3.50 per Share in the amount indicated on the signature page hereof, on the terms and conditions described herein and in the Private Placement Memorandum (together with any exhibits and supplements thereto, the "Memorandum") relating to the offering (the "Offering") of Shares of the Company. The undersigned tenders herewith a check payable to the order of United Rentals, Inc., in the amount indicated on the signature page hereof.

     (b) The Company has the right to reject this subscription, in whole or in part, within 15 days of receipt of this subscription. If this subscription or any part thereof is rejected, the Company will promptly return the subscription funds relating to the rejected portion without interest. The undersigned has no right to withdraw the undersigned's subscription funds.

     (c) The undersigned acknowledges that any delivery of information relating to the Shares prior to the determination by the Company of the undersigned's suitability as an "Accredited Investor" shall not constitute an offer of securities until such determination of suitability shall be made and the Shares are issued by the Company to the undersigned.

  2. RESTRICTIONS ON TRANSFER AND RESALE

     (a) The undersigned agrees that until the fourth anniversary of the date on which the Shares are originally issued to the undersigned pursuant to this Agreement, the undersigned shall not, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, or otherwise transfer or dispose of (collectively, "Transfer") any Shares purchased pursuant to this Agreement without the prior written consent of the Company (which may be withheld at its discretion and may be offered to some stockholders and not to others); provided, however, that, if the Company closes an initial public
         --------  -------
offering of Common Stock registered under the Securities Act of 1933, as amended (the "Act"), such restriction will in all events lapse with respect to one-third of such Shares on the first anniversary of the date of such closing and with respect to an additional one-third of such Shares on each of the second and third anniversaries of the date of such closing. The foregoing restriction on Transfer will not, however, restrict charitable gifts which in any 12-month period do
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not exceed 10% of the Shares originally purchased by the undersigned pursuant to this Agreement (provided that the donee agrees to be bound by such restrictions on Transfer by instrument satisfactory to the Company). For purposes of this Agreement, a Transfer of Shares will be deemed to include any transaction involving the sale or purchase of common stock of the Company or contracts relating to the purchase or sale thereof (such as "shorting against the box" or hedging or using derivative instruments) that is intended to eliminate or reduce the market risk of owning the Shares purchased by the undersigned pursuant to this Agreement.

     (b) The undersigned understands that the Shares have not been registered under the Act or any state or foreign securities laws, and that the Company has no obligation to register the Shares (except as contemplated by the Memorandum) or to assist in complying with any exemption from registration. Without limiting the restrictions provided for in Section 2(a) hereof, the undersigned agrees not to Transfer any Shares in the absence of an effective registration statement under the Act or an opinion of counsel satisfactory to the Company that such Transfer does not require such registration under the Act and will not be in violation of applicable state securities laws.

     (c) The restrictions on Transfer with respect to the Shares provided for in this Section 2 shall apply to any securities issued in respect of the Shares (by way of stock split, dividend or otherwise).

  3. GENERAL REPRESENTATIONS AND WARRANTIES AND COVENANTS

     The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

     (a) The undersigned is acquiring the Shares for the undersigned's own account, for investment purposes only, and not with a view to or for or in connection with the resale, public distribution or fractionalization thereof, in whole or in part.

     (b) The undersigned has read carefully the definition of "Accredited Investor" contained in the Memorandum under the caption "Plan of Distribution-- Investor Suitability Standards." The undersigned meets the standards of an "Accredited Investor" set forth under Rule 501(a) of Regulation D under the Act and has such knowledge and experience in financial and business matters that the undersigned with the assistance of the undersigned's representatives and/or advisors, is capable of evaluating the merits and risks of an investment in the Shares. The undersigned will promptly notify the Company in the event that prior to the issuance of the Shares to the undersigned the foregoing representation ceases to be accurate.

     (c)       The undersigned:

          (i) has received and carefully read the Memorandum and understands and has evaluated the risks of a purchase of the Shares, including the risks set forth in the

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     Memorandum, and has relied solely (except as indicated in subparagraphs
     (ii) and (iii) below) on the information contained in the Memorandum;

          (ii) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the Company and the Offering and other matters pertaining to this investment, and to obtain any additional information necessary to verify the accuracy of the information contained in the Memorandum or otherwise provided, and has not been furnished any other offering literature or prospectus except as mentioned herein or in the Memorandum;

          (iii) has been furnished with all additional documents and information requested by the undersigned; and

          (iv) has determined that the Shares are a suitable investment and that at this time the undersigned could bear a complete loss of the investment.

     (d) The certificates representing the Shares will bear a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be offered, sold, transferred, or otherwise disposed of except pursuant to an effective registration statement under that Act and under any applicable state securities laws unless prior to such disposition the issuer is furnished with an opinion of counsel, in form and substance satisfactory to the issuer, that the proposed transaction will be exempt from such registration. The shares are subject to additional restrictions on transfer contained in a Subscription Agreement dated September __, 1997, between the issuer and the holder."

     (e) If the undersigned is a corporation, partnership, trust or other entity, it (i) is authorized and qualified to become a shareholder in, and authorized to make its investment in, the Company, and the person signing this Agreement on behalf of such entity has been duly authorized to do so, and (ii) was not formed for the specific purpose of investing in the Company nor did or will the shareholders, partners or grantors, as the case may be, of the undersigned entity contribute additional capital for the specific purpose of purchasing the Shares.

     (f) No representations not contained in the Memorandum have been made to the undersigned by the Company or any officer, employee, agent or affiliate thereof.

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  4.  MISCELLANEOUS

     (a) Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     (b) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (i) deposited, postage prepaid, in the United States mail, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (ii) delivered personally at such address (against receipt).

     (c) Except as otherwise provided herein, this Agreement shall bind and benefit the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

     (d) This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

     (e) This Agreement is not transferable or assignable by the undersigned.

     (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state. The federal and state courts sitting in Delaware shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

     (g) All pronouns herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

     (h) This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

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                                 SIGNATURE PAGE
                                 --------------

NOTE:  THE MAXIMUM INVESTMENT AMOUNT IS $_____________________________

 . AMOUNT OF INVESTMENT $_________________ FOR _________________SHARES.

 . Type of Ownership for individuals (check one): Type of Ownership for entities (check one):

____ Individual                                   ____ Trust
____ Joint Tenants with Right of Survivorship     ____ Corporation
____ Tenants-in-Common                            ____ Partnership
____ Tenants by the Entirety                      ____ Limited Liability Company
____ Community Property                           ____ Other


 . Under the penalties of perjury, the undersigned certifies that the number shown below is the undersigned's correct social security number or taxpayer identification number (or the undersigned is waiting for a number to be assigned to it).

 . The undersigned has read and executed this Agreement on this ____ day of September, 1997.



_________________________________           ____________________________________
Name of Entity (If Applicable)              Year of Organization (If Applicable)



X________________________________           X___________________________________
Signature of Subscriber                     Signature of Joint Subscriber, if
                                            any.


_________________________________           ____________________________________
Print Name of Subscriber                    Print Name of Joint Subscriber, if
                                            any.


_________________________________           ____________________________________
Telephone Number                            Social Security/Tax ID Number(s)


Set Forth Address Below:

_________________________________

_________________________________

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